DIREXION SHARES ETF TRUST

Supplement dated June 28, 2018 to the Statements of Additional Information (“SAI”) for each series of the Direxion Shares ETF Trust

The Board of Trustees of the Direxion Shares ETF Trust (the “Trust”) has appointed Patrick J. Rudnick to serve as the Principal Executive Officer (“PEO”) of the Trust effective June 25, 2018. All references to the prior PEO of the Trust appearing in the Trust’s SAIs are hereby replaced with Patrick J. Rudnick to reflect this change.

Additionally, the following updates the information for Patrick J. Rudnick for the table under “Principal Officers of the Trust” for each of the Trust’s SAIs:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 44	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President and Principal Financial Officer, since March 2013, Principal Executive Officer, since June 2018, Rafferty Asset Management, LLC; Senior Vice President and Principal Financial Officer, since November 2017, Principal Executive Officer, since June 2018, Direxion Advisors, LLC.	N/A	N/A

For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your SAI.